                                                                     EXHIBIT 4.2


                                    FORM OF
                          REGISTRATION RIGHTS AGREEMENT

                                      among

                         INTERNATIONAL STEEL GROUP INC.,

                                       and

                           THE INVESTORS PARTY HERETO

                            Dated as of [    ], 2003



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                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

Article I         Certain Definitions............................................................................1
Article II        Registration Rights............................................................................3
         2.1      Demand Registration............................................................................3
         2.2      Piggyback Rights...............................................................................5
         2.3      Registration; Filings and Information..........................................................6
         2.4      Registration Expenses..........................................................................9
         2.5      Indemnification by the Company................................................................10
         2.6      Indemnification by Registering Stockholders...................................................10
         2.7      Conduct of Indemnification Proceedings........................................................11
         2.8      Contribution..................................................................................11
         2.9      Participation in Registrations................................................................12
         2.10     Rule 144......................................................................................12
         2.11     Restrictions on Public Sale by Holders of Registrable Shares..................................12

Article III       Termination...................................................................................13
Article IV        Miscellaneous.................................................................................13

         4.1      Successors and Assigns........................................................................13
         4.2      Amendment and Modification; Waiver of Compliance..............................................13
         4.3      Notices.......................................................................................13
         4.4      Inspection....................................................................................14
         4.5      Headings......................................................................................14
         4.6      Recapitalizations, Exchanges, Etc., Affecting Common Stock....................................14
         4.7      Counterparts..................................................................................14
         4.8      Severability..................................................................................14
         4.9      Attorneys' Fees...............................................................................14
         4.10     Integration...................................................................................14
         4.11     Choice of Law.................................................................................15
         4.12     Waivers.......................................................................................15
         4.13     Pronouns and Numbers..........................................................................15
         4.14     Survival of Representations...................................................................15
         4.15     Further Assurances............................................................................15
         4.16     Full Understanding............................................................................15
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                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT dated as of [        ], 2003
(the "Agreement") among International Steel Group Inc., a Delaware corporation
(the "Company"), and the Persons listed on Schedule A hereto, as such schedule may be updated from time to time (the "Stockholders"), which supercedes and replaces the Amended and Restated Stockholders Agreement dated as of October 3,
2002 (the "Prior Agreement") among the Company and the Stockholders party thereto.

                              W I T N E S S E T H:
                              - - - - - - - - - --

                  WHEREAS, the holders of all of the issued and outstanding
Common Stock as of October 3, 2002 entered into the Prior Agreement, which amended and restated the Stockholders Agreement dated as of April 11, 2002 among the Company and the Stockholders party thereto.

                  WHEREAS, each of the purchasers of the Company's Class B
Common Stock, par value $0.01 per share, who were not a party to the Prior
Agreement entered into a Joinder Agreement dated as of May 7, 2003 with the Company to become party to the Prior Agreement.

                  WHEREAS, the Company has consummated the Initial Public
Offering of its Common Stock on the date hereof.

                  WHEREAS, the Company and the Stockholders deem it in the best interest of the Company in light of the Initial Public Offering of Common Stock to amend and restate the Prior Agreement to eliminate certain voting and other restrictions contained in such Prior Agreement.

                  WHEREAS, the Company and at least the requisite number of Stockholders set forth in Section 8.4 of the Prior Agreement now desire to amend and restate the Prior Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and understandings set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Prior Agreement shall be superceded and replaced in its entirety by this Agreement, and the parties hereto hereby further agree as follows:

                                   ARTICLE I

                               Certain Definitions
                               -------------------

                  As used in this Agreement, the following terms shall have the following respective meanings:

                  "Affiliate" with respect to a Person, shall mean any other
Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Business Day" shall mean any day other than Saturday or Sunday or any other day on which banks in New York are permitted or required to close.

                  "Capital Stock" means the Common Stock, the Preferred Stock and any other class of capital stock of the Company that may be outstanding from time to time and any Capital Stock Equivalents.

                  "Capital Stock Equivalents" means (without duplication with any other Capital Stock or Capital Stock Equivalents) rights (including, without limitation, any rights under any stock bonus plan), warrants and options (including, without limitation, employee stock options) exercisable for or convertible or exchangeable into, directly or indirectly, Capital Stock whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" shall mean the Company's Common Stock, $.01 par value per share.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Initial Public Offering" means the first underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.

                  "Investors" means those Persons set forth on Schedule A hereto, other than WLR Funds.

                  "Person" shall mean a corporation, association, partnership, joint venture, organization, business, individual, trust or any other entity or organization, including a government or any subdivision or agency thereof.

                  "Preferred Stock" means the Company's Preferred Stock, $.01 par value per share.

                  "Public Offering" means any primary or secondary public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.

                  "Registrable Shares" means, with respect to any Person holding Common Stock of the Company and entitled to registration rights under the terms of this Agreement or any other agreement with the Company, such shares of Common Stock and any additional shares of Common Stock ("Additional Shares") subsequently paid, issued or distributed in respect of such shares by way of stock dividend or distribution or stock split or in connection with a combination



                                       2
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of shares, recapitalization, reorganization, merger, consolidation, pursuant to the Certificate of Incorporation of the Company, as amended from time to time, or otherwise. Notwithstanding the foregoing, Registrable Shares will cease to be Registrable Shares when and to the extent that (i) a registration statement relating to such securities has been declared effective under the Securities Act and such Registrable Shares have been disposed of pursuant to such effective registration statement, (ii) such Registrable Shares have ceased to be outstanding, or (iii) all such securities owned by a Stockholder may be sold in a single transaction without registration pursuant to Rule 144 unless a Stockholder owns 6,516,000 or more Shares in which case all Shares owned by the Stockholder will continue to be deemed Registrable Securities until the number of Shares owned is less than 6,516,000.

                  "Registration Expenses" means all (i) registration and filing fees with the Commission, (ii) fees and expenses of compliance with state securities or blue sky laws (including without limitation reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Shares), (iii) printing expenses, (iv) internal expenses of the Company (including without limitation all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and expenses of counsel and independent public accountants for the Company, (vi) fees and expenses of any additional experts retained by the Company in connection with such registration, (vii) fees and expenses of listing the Registrable Shares, if any, (viii) transfer taxes, and
(ix) reasonable fees and expenses of one counsel for the Stockholders, which counsel will be selected by the Stockholders holding a majority of Registrable Shares held by the Stockholders and included in the registration.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Share" means any share of Common Stock of the Company.

                  "WLR Funds" shall mean WLR Recovery Fund L.P. and WLR Recovery Fund II L.P.

                                   ARTICLE II

                               Registration Rights
                               -------------------

                  2.1 Demand Registration.

                  2.1.1 Subject to paragraphs 2.1.4, 2.1.5 and 2.1.6 of this
Article II, at any time and from time to time following the date that is 180 days after the date of this Agreement, WLR Funds or any Stockholder or group of Stockholders of no less than an aggregate of 6,516,000 Shares (the "Requesting Holders") may make a written request for registration under the Securities Act of all or part of the Requesting Holders' Registrable Shares (a "Demand Registration"); provided, however, that the right to request a Demand Registration may be exercised no more than two times by the WLR Funds and three times by the Investors (provided further, however, it being agreed that no single Investor may initiate a Demand Registration


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more than one time and that prior to the date that is the first day after the passage of 12 full calendar months following the date of this Agreement, any or all of the Investors may only exercise their rights for a Demand Registration one time, in the aggregate, and the WLR Funds may only exercise their rights for a Demand Registration two times). Each such request will specify the number of shares of Registrable Shares proposed to be offered for sale by the Requesting Holders and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until it has become effective.

                  2.1.2 If the Requesting Holders elect, the offering of the Requesting Holders' Registrable Shares pursuant to such Demand Registration will be in the form of an underwritten Public Offering. Subject to the approval of the Company, the Requesting Holders will select the managing underwriter and any additional underwriters in connection with the offering.

                  2.1.3 If, in connection with any Demand Registration that is to be an underwritten Public Offering, the Company, any other Stockholders or any other holders of Registrable Shares exercising registration rights also desire to sell shares of Common Stock and the managing underwriter of such offering advises the Company, the Requesting Holders and such other Stockholders in writing that the total number of shares requested to be so included in such registration exceeds the number of shares of Common Stock which can be sold in such offering or that the success or pricing of the offering would be materially and adversely affected by the inclusion of all of the shares of Common Stock requested to be so included, then the Company will include in such registration
(i) first, the Registrable Shares requested to be included by the Requesting Holders, such other Stockholders and such other holders exercising registration rights, allocated pro rata among them in accordance with the number of Registrable Shares held by each of them so that the total number of Registrable Shares to be included in such offering for the account of all such Persons will not exceed the number recommended by such managing underwriter, (ii) second, the shares of Common Stock the Company proposes to offer for sale, which number of shares to be registered will be reduced to the extent necessary to reduce the total number of shares to be included in such offering to the number recommended by such managing underwriter and (iii) third, such number of other shares of Common Stock as the holders thereof desire to offer for sale and the Company and the managing underwriter recommend be included in such offering.

                  2.1.4 Notwithstanding the foregoing provisions of this Section 2.1, the Requesting Holders may not request a Demand Registration (i) if a registration statement has been filed by the Company with the Commission, unless such registration statement has been withdrawn or has been effective for a period of 90 calendar days, or (ii) if an underwritten offering of Common Stock (whether for the account of the Company or any other security holders) has been consummated within the preceding nine months; provided, however, the limitations in clauses (i) and (ii) of this sentence will not apply if the Requesting Holders were not given the opportunity, in accordance with Section 2.2, to include its Registrable Shares in the registration statement described in clause
(i) or the underwritten offering described in clause (ii) (as applicable).

                  2.1.5 Notwithstanding the foregoing provisions of this Section 2.1, the Requesting Holders will not have the right to initiate or demand a registration hereunder unless


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they propose to include therein Registrable Shares which it believes in good faith to have a value of at least $25,000,000.

                  2.1.6 Notwithstanding the foregoing provisions of this Section 2.1, in the event the Company receives notice of a Demand Registration, the Company may elect once, but only once, by written notice to the Requesting Holders within 20 days after receipt of such notice, to proceed with a registration of Common Stock for the Company's account in lieu of proceeding with the Demand Registration, in which case the provisions of Section 2.2 (and not this Section 2.1 ) will apply. If the Company exercises the right described in the preceding sentence, the Requesting Holders will not be deemed (for purposes of determining the number of future Demand Registrations that may be demanded under the terms of this Agreement) to have exercised the right to request a Demand Registration unless at least 80% of the Registrable Shares that the Requesting Holders desired to include in such Demand Registration were included pursuant to Section 2.2.

                  2.1.7 The Requesting Holders shall be permitted to remove all or any part of the Registrable Shares held by the Requesting Holders from any Demand Registration at any time prior to the effective date of the registration statement covering such Registrable Shares; provided, however, if, as a result of the removal of such Registrable Shares, such registration statement is withdrawn by the Company, such Demand Registration shall nonetheless count as a Demand Registration for purposes of determining the number of future Demand Registrations which can be requested pursuant to Section 2.1 hereof, unless the Requesting Holders reimburses the Company for all Registration Expenses incurred by the Company in connection with such withdrawn Demand Registration.

                  2.2 Piggyback Rights.

                  2.2.1 If, other than in connection with an Initial Public Offering, the Company proposes to file a registration statement under the Securities Act with respect to an offering of any shares of Common Stock (i) for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any Stockholders pursuant to a Demand Registration requested pursuant to
Section 2.1.1, then the Company will give written notice of such proposed offering to all Stockholders as soon as practicable (provided that Stockholders will be given such notice not less than 20 calendar days prior to the deadline set by the Company for electing to include Registrable Shares in such offering), and such notice will offer such Stockholders the opportunity, in accordance with
Section 2.2.2, to register such number of shares of Registrable Shares as such Stockholders may request on the same terms and conditions as the registration of the Company's or such other holders shares of Common Stock. If the Company so elects, the offering contemplated by this Section 2.2 will be in the form of an underwritten offering. The Company will select the managing underwriter and any additional underwriters in connection with the offering. Any Stockholder exercising its rights under this Section 3.2 shall have the right to withdraw such Stockholder's request for inclusion in any registration for the account of the Company pursuant to this Section 2.3 by giving written notice to the Company of such withdrawal not later than five Business Days prior to the effective date of the Company's registration statement.

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

                  2.2.2 Whenever the Company proposes to file a registration statement in accordance with Section 2.2.1, the Company will include in such registration statement all Registrable Shares which any Stockholder requests to be included therein; provided, however, that if the managing underwriter of an underwritten offering under this Section 2.2 advises the Company and such Stockholders in writing that the total number of shares requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering or that the success or pricing of the offering would be materially and adversely affected by the inclusion of all of the shares of Common Stock requested to be included, then (except in the case of a Demand Registration as to which Section 2.1.3 will govern), the Company will include in such registration (i) first, the shares of Common Stock the Company proposes to offer for sale for its own account, (ii) second, the Registrable Shares requested to be included by the Requesting Holders, such other Stockholders and any other holders of Registrable Shares exercising registration rights, allocated pro rata among them in accordance with the number of Registrable Shares held by each of them so that the total number of Registrable Shares to be included in such offering for the account of all such Persons will not exceed the number recommended by such managing underwriter, and (iii) third, such number of other shares of Common Stock as the holders thereof desire to offer for sale and the Company and the managing underwriter recommend be included in such offering. Notwithstanding the foregoing, the Company may, at any time, withdraw or cease proceeding with any registration pursuant to this Section 2.3 if it shall at the same time withdraw or cease proceeding with the registration of any of the Shares originally proposed to be registered.

                  2.2.3 A request by the Requesting Holders to include Registrable Shares in a proposed underwritten offering pursuant to this Section
2.2 will not be deemed to be a request for a demand registration pursuant to
Section 2.1.

                  2.3 Registration; Filings and Information. Whenever a Stockholder (the "Registering Stockholder") requests that any Registrable Shares be registered pursuant to Section 2.1 or 2.2, the Company will use its reasonable best efforts to effect the registration of such Registrable Shares to the extent required by Section 2.1 or 2.2, as promptly as is practicable, and in connection with any such request the Company:


                  (a) will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company deems appropriate and available for the sale of the Registrable Shares to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 calendar days or, if less, the period required for such Registrable Shares to be sold; provided, however, that if the Company furnishes to the Registering Stockholder a certificate signed by the Company's Chief Executive Officer stating that the Board of Directors has determined that it would be materially detrimental or otherwise materially disadvantageous to the Company or its stockholders (whether because of any proposed material transaction or otherwise) for such a registration statement to be filed as expeditiously as possible, the Company will have a period of not more than 120 calendar days within which to file such registration Statement measured from the date of the Company's receipt of the Registering Stockholder's request for registration;

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

                  (b) will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Registering Stockholder and each applicable underwriter, if any, copies thereof, and thereafter furnish to the Registering Stockholder and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Registering Stockholder or each such underwriter may reasonably request in order to facilitate the sale of the Registrable Shares;

                  (c) after the filing of the registration statement, will promptly notify the Registering Stockholder of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission or any state securities agency or authority and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                  (d) will endeavor to qualify the Registrable Shares for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Registering Stockholder reasonably requests; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to quality but for this subsection (d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  (e) will as promptly as is practicable notify the Registering Stockholder, at any time when a prospectus relating to the sale of the Registrable Shares is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Registering Stockholder and to the underwriters any such supplement or amendment. The Registering Stockholder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, the Registering Stockholder will forthwith discontinue the offer and sale of Registrable Shares pursuant to the registration statement covering such Registrable Shares until receipt by the Registering Stockholder and the underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Registering Stockholder will deliver to the Company all copies, other than permanent file copies then in the Registering Stockholder possession, of the most recent prospectus covering such Registrable Shares at the time of receipt of such notice. In the event the Company gives such notice, the Company will extend the period during which such registration statement will be effective as provided in Section 2.3(a) by the number of days during the period from and including the date of the giving of such notice to the date when the Company will make available to the Registering Stockholder such supplemented or amended prospectus;

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

                  (f) will enter into customary agreements (including in the case of an underwritten offering an underwriting agreement in customary form) and the Company and its officers will take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Shares, including participation in a "road show" undertaken in connection with such sale.

                  (g) in the case of an underwritten offering, will furnish to the Registering Stockholder and to each underwriter a signed counterpart, addressed to the Registering Stockholder or such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Registering Stockholder or the managing underwriter may reasonably request;

                  (h) will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder;

                  (i) will use its reasonable efforts to cause all such Registrable Shares to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

                  (j) may require the Registering Stockholder promptly to furnish in writing to the Company such information regarding the Registering Stockholder, the plan of distribution of the Registrable Shares and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration. The furnishing of such information will be a condition to the Company's obligations hereunder;

                  (k) will notify each Registering Stockholder, its counsel and the managing underwriters, if any, as soon as possible and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus relating to the Registrable Shares or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement relating to the Registrable Shares or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a registration statement relating to the Registrable Shares or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement relating to the Registrable Shares or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the Company's reasonable determination that a post-effective amendment to a registration statement relating to the Registrable Shares would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such registration statement inadvisable pending such disclosure and post-effective amendment;

                  (l) upon the occurrence of any event contemplated by paragraph
         (e) above, promptly prepare a supplement or post-effective amendment to the registration statement relating to the Registrable Shares or related prospectus or any document incorporated therein by reference or file any other required document so that (i) such registration statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading; and (iii) will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Shares, or the lifting of any suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

                  (m) (i) if reasonably requested by the managing underwriter or any Registering Stockholder, promptly incorporate in a prospectus supplement or post-effective amendment such information concerning such Registering Stockholder, the managing underwriter or underwriters or the intended method of distribution as the managing underwriter or underwriters or the Registering Stockholder reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company including, without limitation, information with respect to the number of shares of the Registrable Shares being sold to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Shares to be sold in such offering; and (ii) make all required filings of such prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated therein;

                  (n) will furnish to each Registering Stockholder and each managing underwriter, if any, without charge, one manually signed copy of the registration statement relating to the Registrable Shares and any post-effective amendments thereto, including financial statements and schedules and, upon request, all documents incorporated therein by reference and all exhibits (including those incorporated by reference); and

                  (o) will provide a transfer agent and registrar for the Registrable Shares not later than the effective date of the registration statement relating to the Registrable Shares.

                  2.4 Registration Expenses. Registration Expenses incurred in connection with any registration made or requested to be made pursuant to this
Article II will be borne by the Company, whether or not any such registration statement becomes effective, to the extent permitted by applicable law. The Registering Stockholders will pay, on a pro rata basis, any underwriting fees, discounts or commissions attributable to the sale of the Registrable Shares. In addition, but not in duplication of, the foregoing, each Registering Stockholder shall be entitled to reimbursement from the Company for any out-of-pocket losses actually incurred in the event, and only to the extent, that such Registering Stockholder suffers such losses as a result of such Registering Stockholder's inability to make delivery of sold Registrable Shares due to the Company's breach of its commitment to provide timely notice as required by Section 2.3(k)(iii), (iv) or (v).

                  2.5 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Registering Stockholder, its Officers, directors, members, managers and agents, and each Person, if any, who controls each such Registering Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Shares (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Registering Stockholder or any underwriter expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus will not inure to the benefit of any Registering Stockholder if a copy of the current prospectus was not provided in the manner required by applicable regulations to the applicable purchaser by such Registering Stockholder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expenses. The Company also agrees to indemnify any underwriters of the Registrable Shares, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Registering Stockholders provided in this Section 2.5.

                  2.6 Indemnification by Registering Stockholders. Each Registering Stockholder registering shares pursuant to this Article II agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers and Directors and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Registering Stockholder, but only with reference to information related to such Registering Stockholder furnished in writing by or on behalf of such Registering Stockholder expressly for use in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto or any preliminary prospectus; provided, however, that in no event will the liability of any Registering Stockholder under this Section 2.6 be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Shares giving rise to such indemnification obligation. Each such Registering Stockholder also agrees to indemnify and hold harmless any underwriters of the Registrable Shares, their officers and directors and each Person who controls such underwriters on such terms as provided for in underwriting agreement relating to such offering.

                  2.7 Conduct of Indemnification Proceedings. In the case any proceeding (including any governmental investigation) is instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.5 or Section 2.6, such Person will promptly notify the Person against whom such indemnity may be sought in writing and the indemnifying party upon request of the indemnified party will retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and will pay the fees and disbursements of such counsel related to the proceeding; provided, however, that the failure to so notify the indemnifying Person shall not relieve the indemnifying party from any liability that it may otherwise have to such indemnified Person, except to the extent the indemnifying Person shall have been materially prejudiced by such failure. In any such proceeding, any indemnified party will have the right to retain its own counsel, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (a) the indemnifying party and the indemnified party have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the fees and expenses of such counsel will be paid by the Company. It is understood that the indemnifying party will not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, and that all such reasonable fees and expenses will be reimbursed as they are incurred. In the case of the retention of any such separate firm for the indemnified parties, such firm will be designated in writing by the indemnified parties. The indemnifying party will not be liable for any settlement of any proceeding effected without its consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party will indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                  2.8 Contribution.

                  (a) If the indemnification provided for herein is for any reason unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, the Registering Stockholders and any underwriter in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, the Registering Stockholders and the underwriter will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (b) The Company and each Registering Stockholder agree that it would not be just and equitable if contribution pursuant to this
         Section 2.8 were
                  determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding subsection will be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8, no Registering Stockholder will be required to contribute any amount by reason of such untrue or alleged untrue statement or omission or alleged omission in excess of the amount received by such Registering Stockholder upon the sale of the Registrable Shares giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  2.9 Participation in Registrations. The Company may require each holder of Registrable Shares as to which any registration is being effected to furnish the Company all such information regarding the manner of distribution of such Registrable Shares as the Company may reasonably request in writing and such other information as may be legally required in connection with such registration. Notwithstanding any other provision of this Agreement, no Person may participate in any underwritten registration hereunder unless such Person
(a) agrees to sell such Person's securities on the basis provided in any reasonable underwriting arrangements, if any, approved by the Company or other Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements, "lock-up" agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

                  2.10 Rule 144. Upon consummation of the Initial Public Offering, the Company will file any reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as any Stockholder may reasonably request to the extent required from time to time to enable the Stockholders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or other appropriate rule or regulation adopted by the Commission. Upon the request of any Stockholder, the Company will deliver to the Stockholder a written statement as to whether the Company has complied with such reporting requirements.

                  2.11 Restrictions on Public Sale by Holders of Registrable Shares. If and to the extent requested by the managing underwriter or underwriters in the case of an underwritten Public Offering, each of the Stockholders agrees not to effect, except as part of such registration, any sale of the shares of Common Stock or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities during such time period (not to exceed 180 days) for which the Company agrees not to effect any sale of securities in connection therewith, or to which the Registering Stockholder agrees if the Company does not include any securities therein. In addition, each of the Stockholders agrees to execute any customary lock-up agreement reasonably requested by the managing underwriter to confirm its agreement in accordance with the preceding sentence, but only if identical lock-up agreements are required of all Stockholders.

                                  ARTICLE III

                                   Termination
                                   -----------

                  The Agreement shall terminate on the date on which all Shares subject to this Agreement cease to be Registrable Shares. Notwithstanding the foregoing, this Agreement shall in any event terminate with respect to any Stockholder when such Stockholder no longer owns any shares of the Common Stock or Capital Stock Equivalents.

                                   ARTICLE IV

                                  Miscellaneous
                                  -------------

                  4.1 Successors and Assigns. Except as otherwise provided herein, all of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. The Company may not assign any of its rights hereunder to any Person other than an Affiliate of the Company. If any transferee of any Stockholder shall acquire any Shares in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and by taking and holding such shares such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement.

                  4.2 Amendment and Modification; Waiver of Compliance.

                  4.2.1 This Agreement may be amended only by a written instrument duly executed by the Company and Stockholders holding no less than 66 2/3% of the Shares subject to this Agreement.

                  4.2.2 Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                  4.3 Notices. Any notice, request, claim, demand, document and other communication hereunder to any party shall be in writing and delivered personally or sent by telex, telecopy, nationally recognized overnight courier or certified or registered mail, postage prepaid, or other similar means of communication, as follows:

                  (a) If to the Company, addressed to its principal executive offices to the attention of its Chief Executive Officer; and

                  (b) If to a Stockholder, to the address of such Stockholder set forth on Schedule A, as updated from time to time, or to such other address as such Stockholder shall have specified by notice given to the Company and the other Stockholders in the manner specified above.

                  Notice by facsimile or hand delivery shall be deemed to have been received by the close of the Business Day on which it was transmitted or hand delivered (unless transmitted or hand delivered after close of business in which case it shall be deemed received at the close of the next Business Day). Notice by overnight mail or courier shall be deemed to have been received by the close of business on the first Business Day after such notice was sent. Notice sent by certified or registered mail shall be deemed received on the date delivery was first attempted by the U.S. Postal Service.

                  4.4 Inspection. For so long as this Agreement shall be in effect, this Agreement shall be made available for inspection by any Stockholder or prospective transferee of any Stockholder at the principal executive offices of the Company.

                  4.5 Headings. The Article, Section and Paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  4.6 Recapitalizations, Exchanges, Etc., Affecting Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to Common Stock, to any and all shares of Capital Stock of the Company (including the capital stock of any successor or assign of the Company, whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of, Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalization and the like occurring after the date hereof.

                  4.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  4.8 Severability. If any provision herein, or the application thereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Agreement or not applicable to such circumstance, as the case may be, and the remainder of this Agreement shall not be affected or impaired thereby.

                  4.9 Attorneys' Fees. If any action is brought to enforce or interpret any part of this Agreement or any other agreement or instrument provided for herein or the rights or obligations of any party to this Agreement or such other agreement or instrument, the prevailing parry in such action shall be entitled to recover its reasonable attorney's fees and expenses.

                  4.10 Integration. This Agreement expresses the entire agreement and understanding of the parties hereto with respect to the matters set forth herein and supersedes all prior agreements (including the Prior Agreement), arrangements and understandings among the parties hereto with respect to the matters set forth herein.

                  4.11 Choice of Law. This Agreement shall be construed, enforced and governed by the internal laws of the State of New York without regard to its conflicts of law principles.

                  4.12 Waivers. No waiver of any term, provision or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a further waiver of any such term, provision or condition or as a waiver of any other term, provision or condition.

                  4.13 Pronouns and Numbers. When the context so requires, the masculine shall include the feminine and neuter, the singular shall include the plural and conversely.

                  4.14 Survival of Representations. All representations and warranties set forth in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                  4.15 Further Assurances. The parties hereto agree to execute any and all such further agreements, instruments or documents, and to take any and all such further action, as may be necessary or desirable to carry into effect the purpose and intent of this Agreement.

                  4.16 Full Understanding. Each of the parties hereto represents and agrees that such party fully understands his or its rights, and has had the opportunity to discuss all aspects of this Agreement with his or its attorney, and that to the extent, if any, that he or it desired, he or it availed itself of such right and opportunity. Each party further represents that he or it has carefully read and fully understands all of the provisions of this Agreement, and the meaning, intent and consequences thereof, that he is competent to execute this Agreement, that it, or its representative, is duly authorized to execute this Agreement, that his or its execution and delivery of this Agreement has not been obtained by any duress and that he or it freely and voluntarily enters into this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first above written.

                                         THE COMPANY:

                                         INTERNATIONAL STEEL GROUP INC.



                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                         WLR FUNDS:

                                         WLR RECOVERY FUND LP.
                                         By WLR Recovery Associates LLC, its
                                         General Partner



                                         By:
                                            -----------------------------------
                                             Name:  David L. Wax
                                             Title:  Principal Member

                                         WLR RECOVERY FUND II L.P.
                                         By WLR Recovery Associates II LLC, its
                                         General Partner



                                         By:
                                            -----------------------------------
                                             Name:  David L. Wax
                                             Title:  Principal Member

                                         INVESTORS:

                                         CLEVELAND-CLIFFS INC



                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:



                                         CLEVELAND-CLIFFS INC AND
                                         ASSOCIATED COMPANIES COLLECTIVE
                                         INVESTMENT TRUST


                                         By:
                                             ----------------------------------
                                                Name:
                                                Title:





                                         --------------------------------------
                                         Rodney B. Mott





                                         GEORGIA FINANCIAL, LLC


                                         By:
                                            -----------------------------------
                                             Name:

                                         MUTUAL SHARES FUND,
                                         MUTUAL QUALIFIED FUND,
                                         MUTUAL BEACON FUND,
                                         MUTUAL DISCOVERY FUND,
                                         MUTUAL SHARES SECURITIES FUND,
                                         MUTUAL DISCOVERY SECURITIES FUND,
                                         MUTUAL BEACON FUND (Canada), and
                                         FRANKLIN MUTUAL BEACON FUND

                                         By FRANKLIN MUTUAL ADVISERS, LLC



                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:



                                         HOWARD HUGHES MEDICAL INSTITUTE



                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                         INDOFIN, N.V.


                                         By:
                                            -----------------------------------
                                             Name: Pieter van Dongen
                                             Title: Director




                                         --------------------------------------
                                         John L. Loeb, Jr.



                                         LORD BALTIMORE EQUITY
                                         PARTNERS II, LLC


                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                         --------------------------------------
                                         William C. Bartholomay




                                         BARTHOLOMAY INTEREST L.P.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:





                                         GE CAPITAL CFE, INC.


                                         By:
                                              ---------------------------------
                                             Name:
                                             Title:





                                         GS PRIVATE EQUITY PARTNERS II, L.P.
                                         By: GS PEP II Advisors, L.L.C.,
                                             General Partner
                                         By:  GSAM Gen-Par, L.L.C., Managing
                                              Partner


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                         GS PRIVATE EQUITY PARTNERS
                                         II OFFSHORE, L.P.
                                         By: GS PEP II Offshore Advisors, Inc.,
                                              General Partner


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                         GS PRIVATE EQUITY PARTNERS II -
                                         DIRECT INVESTMENT FUND, L.P.
                                         By: GS PEP II Direct Investment
                                             Advisors, L.L.C.,
                                         General Partner
                                         By: GSAM Gen-Par, L.L.C., Managing
                                             Partner


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                         GS DISTRESSED OPPORTUNITIES FUND, L.P.
                                         By: GS Distressed Opportunities
                                             Advisors, L.L.C.,
                                         General Partner
                                         By:  GSAM Gen-Par, L.L.C., Managing
                                              Member


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:





                                         GS DISTRESSED OPPORTUNITIES FUND
                                         OFFSHORE HOLDINGS, L.P.
                                         By: GS Distressed Opportunities
                                             Offshore Holdings Advisors, Inc.,
                                             General Partner


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                         GS DISTRESSED OPPORTUNITIES EMPLOYEE
                                         FUND, L.P.
                                         By: GS Distressed Opportunities
                                             Employee Funds GP, LLC.,
                                         General Partner


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                         ARROWSMITH FUND, LTD.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:





                                         ANN ARBOR PARTNERS, L.P.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:





                                         PERMAL GLOBAL HIGH YIELD HOLDINGS N.V.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:





                                         CITCO GLOBAL CUSTODY (NA) N.V.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:





                                         THE WHITTEMORE COLLECTION, LTD


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                         --------------------------------------
                                         Pamela Wilson



                                         --------------------------------------
                                         George Mason



                                         --------------------------------------
                                         Gregory P. Lamb



                                         --------------------------------------
                                         David H. Storper



                                         --------------------------------------
                                         David L. Wax



                                         --------------------------------------
                                         Stephen J. Toy



                                         --------------------------------------
                                         Peter A. Lusk



                                         --------------------------------------
                                         Stephen C. Smith



                                         --------------------------------------
                                         Wendy L. Teramoto

                                         UBS AG, LONDON BRANCH


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:





                                         CARGILL FINANCIAL SERVICES
                                         INTERNATIONAL, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:





                                         COREPLUS PRIVATE EQUITY PARTNERS
                                         QP, L.P.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:






                                         PMG-NG DIRECT INVESTMENT FUND, L.P.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                         SPECIAL PRIVATE EQUITY PARTNERS, L.P.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:





                                         COREPLUS PRIVATE EQUITY PARTNERS
                                         GMBH & CO. KG


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:





                                         --------------------------------------
                                         Michael J. Gibbons





                                         --------------------------------------
                                         John C. Mang, III